IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated November 20, 2025 to the Summary Prospectuses, the Prospectuses,

and the Statement of Additional Information (the “SAI”) of the Fund, each dated April 30, 2025,

as amended or supplemented to date

The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940, as amended, in approximately the same proportion as its underlying index, the Standard & Poor’s 500® Index (the “Underlying Index”), is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.

Accordingly, the following changes are effective immediately:

The following is added at the end of the section of the Summary Prospectuses entitled “Key Facts About iShares S&P 500 Index Fund — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares S&P 500 Index Fund — Principal Investment Strategies of the Fund”:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section of the Summary Prospectuses entitled “Key Facts About iShares S&P 500 Index Fund — Principal Risks of Investing in the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares S&P 500 Index Fund — Principal Risks of Investing in the Fund”:

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Non-Diversification Risk — To the extent the Fund is non-diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s net asset value.

The following is added at the end of the section entitled “Details About the Fund — How the Fund Invests — Investment Strategies” of the Prospectuses:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The following is added to the section entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” of the Prospectuses:

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Non-Diversification Risk — A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s net asset value (“NAV”) may be more volatile.

The third sentence of the section entitled “I. Investment Objective and Policies” of the SAI is deleted in its entirety and replaced with the following:

The Fund intends to be diversified in approximately the same proportion as its Underlying Index (as defined in the Fund’s Prospectus) is diversified. The Fund is currently classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is added after the second paragraph to the section entitled “II. Investment Restrictions — Fundamental Investment Restrictions of the Fund — Notations Regarding the Fund’s Fundamental Investment Restrictions” of the SAI:

With respect to the fundamental policy relating to diversification set forth in no. 2 above, the Fund intends to be diversified in approximately the same proportion as its Underlying Index (as defined in the Fund’s Prospectus) is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. However, while the Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and such a change will not require shareholder approval.

The following is added after the second paragraph to the section entitled “II. Investment Restrictions — Fundamental Investment Restrictions of the Master Portfolio — Notations Regarding the Master Portfolio’s Fundamental Investment Restrictions” of the SAI:

With respect to the fundamental policy relating to diversification set forth in (2) above, the Master Portfolio intends to be diversified in approximately the same proportion as its underlying index is diversified. The Master Portfolio is currently classified as a diversified fund under the 1940 Act. However, while the Master Portfolio is classified as “diversified,” under applicable no-action relief from the SEC staff, the Master Portfolio may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index and such a change will not require shareholder approval.

Shareholders should retain this Supplement for future reference.

PR2SAI-SP500-1125SUP

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